UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 21, 2010

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2010, the Board of Directors (the “Board”) of Coinstar, Inc. (“Coinstar”), upon the recommendation of its Nominating and Governance Committee (the “Committee”), restated Coinstar’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to incorporate amendments and other instruments previously filed with the Secretary of State of the State of Delaware (the “Secretary of State”). No new or additional amendment of the Charter was made. The restated Charter was effective immediately upon filing with the Secretary of State on October 26, 2010. A copy of the restated Charter is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On October 21, 2010, the Board, upon the recommendation of the Committee, amended and restated Coinstar’s Amended and Restated Bylaws, as amended (the “Bylaws”). The amendments, effective October 21, 2010, primarily related to: (1) updating for changes to Delaware and federal corporate laws and practices; (2) providing for Coinstar’s current organizational, relational and reporting structures and practices, including regarding Board committees and corporate officers, and allowing for more flexibility for future changes in such structures and practices; and (3) clarifying Coinstar’s, its directors’ and its stockholders’ ability to use electronic communication means in a variety of instances, including in connection with certain notice, voting and other matters. These amendments cover the following Bylaw matters, among others:

•

Provide Coinstar with the flexibility to conduct stockholder meetings solely by means of remote communication and to permit electronic communication, voting and access for such meetings, as permitted under Delaware law.

•	Revise the specifics regarding the availability of stockholder lists for stockholder meetings, as permitted under Delaware law.

•	Allow the Board to hold its annual meeting at any time, not only immediately before or after the annual meeting of stockholders.

•	Update how Coinstar’s committees are structured to reflect Coinstar’s current practices and to provide flexibility for future changes in committee structure and process.

•

Modify the duties, powers and responsibilities of various officer positions and reporting relationships to reflect Coinstar’s current organizational structure and provide flexibility for future changes in organizational structure, including through Board delegation to certain officers.

•	Revise and clarify the procedures for execution of corporate instruments and securities.

•	Remove provisions relating to corporate loans to Coinstar officers and employees.

The amendments also reflect certain other housekeeping and technical changes to, among other things, improve consistency, style and readability.

The foregoing description of the amendments to and restatement of the Bylaws is qualified in its entirety by reference to the full text of Coinstar’s Amended and Restated Bylaws (effective October 21, 2010), a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Coinstar, Inc.

3.2	Amended and Restated Bylaws of Coinstar, Inc. (effective October 21, 2010)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

	By:	/s/ DONALD R. RENCH
Date: October 26, 2010		Donald R. Rench
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Coinstar, Inc.

3.2	Amended and Restated Bylaws of Coinstar, Inc. (effective October 21, 2010)

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